EXHIBIT 32.1



                  Certification Required by 18 U.S.C. Sec. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

     In connection with the filing by Millennia Inc. (the "Company") of the Quarterly Report on Form 10-Q for the period ending September 30, 2008 (the "Report"), the undersigned hereby certifies:

         1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial respects, the financial condition and results of operations of the Company.



                                       Date:  October 14, 2008

                                        /s/  Kevin B. Halter
                                       -----------------------------------------
                                       Kevin B. Halter, Chief Executive Officer
                                       and Chief Financial Officer